UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2013

Online Resources Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-26123	52-1623052
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4795 Meadow Wood Lane, Chantilly, Virginia		20151
(Address of principal executive offices)		(Zip Code)

703-653-3100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANTORY NOTE

On February 1, 2013, Online Resources Corporation (“ORCC”) filed a Current Report on Form 8-K (the “Form 8-K”) with the Securities and Exchange Commission reporting ORCC’s entry into a Transaction Agreement with ACI Worldwide, Inc. (“ACI”) and Ocelot Acquisition Corp., providing for the acquisition of ORCC by ACI.

ORCC is filing this amendment to the Form 8-K (this “Amendment”) for the sole purpose of providing the agreements listed as Exhibits 10.5 through 10.17 and Exhibit 99.5 in this Amendment under Item 9.01(d) that were inadvertently omitted from the
Form 8-K. This Amendment hereby amends the Form 8-K, and except as set forth herein, no other amendments to the Form 8-K are made by this Amendment.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

Exhibit 2.1	Transaction Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Online Resources Corporation.**

Exhibit 10.1	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Joseph L. Cowan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.2	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Jeffrey L. Kissling, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.3	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Erik M. Labiak, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.4	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Stephen W. Ryan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.5	Employment Letter, dated November 9, 2010, between Online Resources Corporation and Janie M. West.*

Exhibit 10.6	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Janie M. West, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.*

Exhibit 10.7	Consent Agreement, dated January 30, 2013, between Joseph L. Cowan and Online Resources Corporation.*

Exhibit 10.8	Consent Agreement, dated January 30, 2013, between Eric M. Labiak and Online Resources Corporation.*

Exhibit 10.9	Consent Agreement, dated January 30, 2013, between Stephen W. Ryan and Online Resources Corporation.*

Exhibit 10.10	Consent Agreement, dated January 30, 2013, between Greg A. Haney and Online Resources Corporation.*

Exhibit 10.11	Consent Agreement, dated January 30, 2013, between Edward D. Horowitz and Online Resources Corporation.*

Exhibit 10.12	Consent Agreement, dated January 30, 2013, between Donald W. Layden, Jr. and Online Resources Corporation.*

Exhibit 10.13	Consent Agreement, dated January 30, 2013, between Barry D. Wessler and Online Resources Corporation.*

Exhibit 10.14	Consent Agreement, dated January 30, 2013, between Ervin R. Shames and Online Resources Corporation.*

Exhibit 10.15	Consent Agreement, dated January 30, 2013, between William H. Washecka and Online Resources Corporation.*

Exhibit 10.16	Consent Agreement, dated January 30, 2013, between John C. Dorman and Online Resources Corporation.*

Exhibit 10.17	Consent Agreement, dated January 30, 2013, between Bruce A. Jaffe and Online Resources Corporation.*

Exhibit 99.1	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Opportunities Fund, LLC.**

Exhibit 99.2	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Expansion Fund, LLC.**

Exhibit 99.3	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Joseph L. Cowan.**

Exhibit 99.4	Press Release dated January 31, 2013.**

Exhibit 99.5	Shareholder Agreement, dated January 30, 2013, by and Among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Tennenbaum Opportunities Partners V, LP.*

*	Filed herewith
**	Previously filed on February 1, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONLINE RESOURCES CORPORATION

February 5, 2013	By:	/s/ Joseph L. Cowan
Name: Joseph L. Cowan

Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Transaction Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Online Resources Corporation.**

Exhibit 10.1	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Joseph L. Cowan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.2	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Jeffrey L. Kissling, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.3	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Erik M. Labiak, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.4	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Stephen W. Ryan, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.**

Exhibit 10.5	Employment Letter, dated November 9, 2010, between Online Resources Corporation and Janie M. West.*

Exhibit 10.6	Retention Bonus Agreement, dated as of April 1, 2012, between Online Resources Corporation and Janie M. West, as previously disclosed in ORCC’s Schedule 14A, filed on April 27, 2012.*

Exhibit 10.7	Consent Agreement, dated January 30, 2013, between Joseph L. Cowan and Online Resources Corporation.*

Exhibit 10.8	Consent Agreement, dated January 30, 2013, between Eric M. Labiak and Online Resources Corporation.*

Exhibit 10.9	Consent Agreement, dated January 30, 2013, between Stephen W. Ryan and Online Resources Corporation.*

Exhibit 10.10	Consent Agreement, dated January 30, 2013, between Greg A. Haney and Online Resources Corporation.*

Exhibit 10.11	Consent Agreement, dated January 30, 2013, between Edward D. Horowitz and Online Resources Corporation.*

Exhibit 10.12	Consent Agreement, dated January 30, 2013, between Donald W. Layden, Jr. and Online Resources Corporation.*

Exhibit 10.13	Consent Agreement, dated January 30, 2013, between Barry D. Wessler and Online Resources Corporation.*

Exhibit 10.14	Consent Agreement, dated January 30, 2013, between Ervin R. Shames and Online Resources Corporation.*

Exhibit 10.15	Consent Agreement, dated January 30, 2013, between William H. Washecka and Online Resources Corporation.*

Exhibit 10.16	Consent Agreement, dated January 30, 2013, between John C. Dorman and Online Resources Corporation.*

Exhibit 10.17	Consent Agreement, dated January 30, 2013, between Bruce A. Jaffe and Online Resources Corporation.*

Exhibit 99.1	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Opportunities Fund, LLC.**

Exhibit 99.2	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Special Value Expansion Fund, LLC.**

Exhibit 99.3	Shareholder Agreement, dated January 30, 2013, by and among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Joseph L. Cowan.**

Exhibit 99.4	Press Release dated January 31, 2013.**

Exhibit 99.5	Shareholder Agreement, dated January 30, 2013, by and Among ACI Worldwide, Inc., Ocelot Acquisition Corp. and Tennenbaum Opportunities Partners V, LP.*

*	Filed herewith
**	Previously filed on February 1, 2013